COLONIAL AGGRESSIVE GROWTH FUND

        Supplement to Prospectus dated
                               September 30, 1996
   (replacing Supplement dated March 10, 1997)

Effective April 24, 1997, Peter Wiley no longer co-manages the Fund.

Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since January, 1997. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.







AG-632D -0497                    May 1, 1997